GUARANTY

                                                  September 19, 1997

          The CIT Group/Credit Finance, Inc.
          10 South LaSalle Street
          Chicago, Illinois 60603

               Re: Bradley Pharmaceuticals, Inc., Doak Dermatologics, Inc., Bradley Pharmaceuticals (Canada), Inc. and Bradley Pharmaceuticals Overseas, Ltd. (individually or collectively, "Borrower")
                    -------------------------------------------------------
          Ladies and Gentlemen:

               Reference is made to the financing arrangements between The CIT Group/Credit Finance, Inc. ("Lender") and Borrower, pursuant to which Lender may extend loans, advances and other financial accommodations to Borrower as set forth in the Loan and Security Agreement between Borrower and Lender and various other agreements, documents and instruments now or at any time executed and/or delivered in connection therewith or otherwise related thereto, including, but not limited to, this Guaranty (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms used in this Guaranty without definition shall have the respective meanings ascribed to them in the Financing Agreements.

               Due to the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor, and as an inducement for and in consideration of Lender at any time providing or extending loans, advances and other financial accommodations to Borrower, pursuant to the Financing Agreement, Guarantor hereby, irrevocably and unconditionally, (a) guarantees and agrees to be liable for the prompt indefeasible and full payment and performance of all revolving loans, term loans, letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties or indemnities for Borrower's account and all other obligations, liabilities and indebtedness of every kind, nature or description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, arising under any of the Financing Agreements, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and (b) agrees to pay to Lender on demand the amount of all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, Lender's rights in any collateral or under this Guaranty and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationship between Borrower and Lender, Guarantor and Lender, or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower, Guarantor or any other Obligor under the United States Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Obligations").

               Notwithstanding anything contained in this Guaranty to the contrary, the liability of Guarantor hereunder shall, in no event, exceed the sum of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00) plus
                                ----
          (i) interest thereon from and after the date of demand for payment hereunder at the per annum rate of two and one-quarter per cent (2 1/4%) per annum plus Prime Rate (as defined in the Financing Agreements) and (ii) Guarantor Enforcement Expenses incurred by Lender to enforce this Guaranty against the Guarantor (all of which are being collectively referred to herein as the "Guaranteed Obligations"). It is expressly understood that the Obligations of Borrower under the Financing Agreements may at any time or from time to time be an amount greater than the Guaranteed Obligations without affecting the validity of this Guaranty. It is specifically understood and agreed, moreover, that if and to the extent the Obligations at any time or from time to time exceed the Guaranteed Obligations, any payments made upon the Obligations shall be first considered payments upon the amount of the Obligations to Lender which exceed the amount guaranteed and shall affect neither the liability of the Guarantor to Lender for the amount guaranteed hereunder, nor the validity of this Guaranty. Furthermore, Lender agrees to cancel and terminate this Guaranty at such a time as each of the following events shall have occurred and be continuing:

               (a) Borrower shall have had Net Availability (as defined in the Financing Agreements) of Three Hundred Thousand Dollars ($300,000.00) or more for three continuous months;

               (b)  None of Borrowers' trade payables is more than ninety
                    (90) days past due, except for trade payables Borrower is disputing in good faith and proceeding diligently to resolve; and

               (c) Lender shall have received Borrower's audited year end financial statements for the immediately preceding fiscal year which display a pre-tax income determined according to generally accepted accounting principles consistently applied of at least One Million Dollars ($1,000,000.00), excluding, however, from such determination of pre-tax income any unusual or extraordinary items.

               Guarantor further agrees to pay all costs and expenses ("Guarantor Enforcement Expenses") including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, and expenses paid or incurred by Lender in endeavoring to collect all or any portion of the Guaranteed Obligations from, or in prosecuting any action against Guarantor.

               Notice of acceptance of this Guaranty, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Borrower, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor are or may be entitled are hereby waived. Guarantor also waives notice of, and hereby consents to,
          (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Obligations or to the Financing Agreements and any collateral, and the guarantee made herein shall apply to the Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable for or in respect of the Guaranteed Obligations (individually and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower, Guarantor or any other Obligor or any collateral, and (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any Obligations. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

               This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Obligations from Borrower or any other Obligor or to realize upon any collateral, but except as otherwise provided herein, may require Guarantor to make immediate payment of the Guaranteed Obligations to Lender when due or at any time thereafter. Lender may apply any amounts received in respect of the Obligations to any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Lender may elect, whether or not then due.

               No invalidity, irregularity or unenforceability of all or any part of the Obligations shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to, or legal or equitable discharge of Borrower in respect of any of the Obligations in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral for the Obligations or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statue, Guarantor shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law.

                This Guaranty is absolute, unconditional and continuing. Payment by Guarantor shall be made to Lender at its office from time to time on demand as Guaranteed Obligations become due. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligors are sued or in separate actions.

               Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Obligations and is hereby assigned to Lender as security
          therefor.   Until the Obligations shall have been irrevocably
          paid in full, Guarantor shall have no right of subrogation and Guarantor hereby waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, any endorser or any other guarantor of all of any part of the Obligations, and Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure payment of the Obligations or any other liability of Borrower to Lender. If any amount is paid to Guarantor on account of such right of subrogation while any of the Obligations remain unpaid, such amount will be paid forthwith by Guarantor to Lender to be credited against the Obligations, whether matured or unmatured. Guarantor further agrees that any and all claims of the Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, whether arising by reason of any payment by Guarantor to Lender pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including attorneys' and paralegals' fees) and any other liabilities or obligations owing to Lender by Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Lender.

               Guarantor waives (i) all defenses based on suretyship or impairment of collateral, and (ii) any defenses which Borrower may assert with respect to the Obligations, including but not limited to, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury.

               All sums at any time owed by Lender to Guarantor or to the credit of Guarantor and any property of Guarantor on which Lender at any time has a lien or security interest or of which Lender at any time has possession, shall secure payment and performance of all Guaranteed Obligations and all other obligations of Guarantor to Lender however arising.

               In case proceedings being instituted by or against Borrower or Guarantor or any other Obligor, in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if Borrower or Guarantor or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature, even if the liability of Borrower or any other Obligor therefor does not.

               Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice by certified mail; but the giving of such notice shall not relieve Guarantor from liability for any Guaranteed Obligations incurred before termination or for posttermination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

               Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise restored by Lender to Borrower or to any other person who made such payment, or to the creditors or creditors' representative of Borrower or such other person.

               Lender's books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth, and any written statements rendered by Lender to Borrower, to the extent to which no written objection is made within sixty
          (60) days after the date thereof, shall be considered correct and be binding on Guarantor as an account stated for purposes of this Guaranty.

               Guarantor covenants with Lender that he shall deliver to Lender his current personal financial statement in form acceptable to Lender once each year on or before March 31st with respect to Guarantor's financial condition as of the end of the immediately prior calendar year, and after default within ten
          (10) days after demand by Lender.

               No delay on Lender's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lender's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of Guarantor to Lender in any other respect at any other time.

               This Guaranty is binding upon Guarantor, its successors and assigns and shall benefit Lender and its successors, endorses, transferees and assigns. If the undersigned are more than one, this Guaranty shall be binding jointly and severally upon them and their respective successors and assigns and the term "Guarantor" wherever used herein shall mean all the undersigned and any one or more of them and their successors and assigns. All references to Borrower and Lender herein shall include their respective successors and assigns. This instrument shall be governed by, and construed and interpreted in accordance with, the laws of the State in which the office of Lender set forth above is located.

               Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Guaranty or any matter arising here from or relating hereto, except compulsory counterclaims.

               Guarantor hereby irrevocably submits and consents and to the nonexclusive jurisdiction of the State and Federal Courts located in the State in which the office of Lender designated above is located with respect to any action or proceeding arising out of this Guaranty or any matter arising here from or relating hereto. Any such action or proceeding commenced by Guarantor against Lender will be litigated only in a Federal Court located in the district, or a State Court in New York, New York or in the State and County, in which the office of Lender set forth above is located and Guarantor waives any objection based on forum non-conveniens and any objection to venue in connection therewith.

               In any such action or proceeding, Guarantor waives personal service of the summons and complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served
          (i) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth below or which Guarantor has previously advised Lender in writing and as indicated in the records of Lender and service or notice so served shall be deemed complete five (5) days after the same shall have been posted or (ii) in such other manner as may be permissible under the rules of said Courts.

               GUARANTOR AND LENDER WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY, ANY ALLEGED TORTIOUS CONDUCT BY GUARANTOR OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN GUARANTOR AND LENDER OR BORROWER AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

               IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first above written.



                                        ____________________________________
                                        Daniel Glassman

                                        Address:  _________________________
                                                  _________________________

          STATE OF ILLINOIS   )
                              ) SS.
          COUNTY OF COOK      )


               On this 19th day of September, 1997, before me personally came Daniel Glassman, to me known to be the individual described in and who executed the foregoing instrument.



                                        Notary Public